SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): April 8, 2002


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                        Factory Card & Party Outlet Corp.
                        ---------------------------------
                           (Exact name of Registrant)

                            Factory Card Outlet Corp.
                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)

            Delaware                   333-21859                36-3652087
            --------                   ---------                ----------
(State or Other Jurisdiction of   (Commission File No.)       (IRS Employer
         Incorporation)                                    Identification No.)

                                 2727 Diehl Road
                              Naperville, Illinois
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (603) 579-2000
                         -------------------------------
                         (Registrant's telephone number)

Item 5. Other Events and Regulation FD Disclosure.
        ------------------------------------------


On April 9, 2002, the Amended Joint Plan of Reorganization of Factory Card Outlet Corp., (now known as Factory Card & Party Outlet Corp.) (the "Registrant") and Factory Card Outlet of America Ltd., an Illinois Corporation and its wholly-owned subsidiary became effective. The following actions have taken place in connection with the amended joint plan of reorganization, dated February 5, 2002, as modified on March 20, 2002 (the "Plan"):

         o The Registrant became Factory Card & Party Outlet (it was originally incorporated as FCOA Acquisition Corp. under the laws of the State of Delaware on June 16, 1989 and subsequently became Factory Card Outlet Corp. pursuant to a Restated Certificate of Incorporation, filed December 12,
                  1996).

         o Pursuant to the Plan, the Registrant authorized an aggregate of 10,000,000 shares of its new Common Stock (Cusip No. 303051
                  106), par value $.01 per share. The Registrant's amended and restated certificate of incorporation prohibits the transfer of any shares of the new Common Stock or any rights to acquire shares of the new Common Stock to any person or group that is a 5% shareholder of the Registrant.

         o The common stock of the Registrant that was outstanding immediately prior to the Plan becoming effective (traded on the NASDAQ OTC under the symbol "FCPYQ.PK" (Cusip No. 303531 0
                  2)) was canceled by the Registrant and 75,000 shares of new Common Stock of the Registrant was authorized to be issued to holders of the canceled Common Stock at a ratio of .00999587104 shares of new Common Stock for each share of canceled Common Stock.

         o The Registrant approved the issuance of 1.35 million shares of the new Common Stock to holders of unsecured claims, or "General Unsecured Creditors", against the Registrant.

         o The Registrant issued 75,000 shares of the new Common Stock to certain members of management, vesting ratably over a four-year period, as specified in the Plan, and warrants to purchase an aggregate 31,000 shares of its new Common Stock at a purchase price of $7.52 per share.

         o The Registrant entered into a Warrant Agreement, dated April 9, 2002, with Wells Fargo Bank Minnesota, N.A., as Warrant Agent. Pursuant to this agreement, the Registrant will issue four series of new Warrants, Series A through D, to tendering holders of the canceled Common Stock, granting such holders the right to purchase an aggregate of 153,928 additional shares of the new Common Stock. The Series A Warrants (Cusip No. 303051 11 4) are exerciseable any time prior to April 9, 2006, at a price of $ 11.00 per share. The Series B Warrants (Cusip No. 303051 12 2) are exerciseable at any time prior to April 9, 2008 at a price of $16.00 per share. The Series C Warrants (Cusip No. 303051 13 0) are exerciseable anytime prior to April 9, 2010 at a price of $16.00 per share. The


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                  Series D Warrants (Cusip No. 303051 14 8) are exerciseable anytime prior to April 9, 2010 at a price of $34.00 per share.

         o The Registrant adopted its form of employee stock option plan, the 2002 Stock Incentive Plan, to provide its eligible employees with the opportunity to purchase an aggregate 166,667 shares of its new Common Stock.

         o Pursuant to the Plan, the Registrant and Factory Card Outlet of America, Ltd. agreed to pay the General Unsecured Creditors an aggregate of $2.6 million, less any prepayments, which obligation is secured by a subordinated lien on certain property of the Registrant and Factory Card Outlet of America, Ltd.

         o The Registrant entered into a Guaranty and Guarantor Pledge and Security Agreement, each dated as of April 9, 2002. These agreements guaranty the obligations of Factory Card Outlet of America Ltd. under a Loan and Security Agreement, dated as of April 9, 2002, among Factory Card Outlet of America Ltd., as borrower, the Lenders thereto and Wells Fargo Retail Finance, LLC, as arranger, collateral agent and administrative agent. This agreement provides Factory Card Outlet of America Ltd. with an up to $40 million revolving credit facility, which includes a sublimit for the issuance of letters of credit. Factory Card Outlet of America Ltd. has also secured the Loan and Security Agreement with a first lien on substantially all of its assets.

         o The Registrant entered into the Trade Conversion Agreement, dated April 9, 2002, pursuant to which the Registrant and Factory Card Outlet of America Ltd. co-issued an aggregate of $3.13 million of long-term convertible secured subordinated notes (the "Trade Conversion Notes") to seven trade vendors and suppliers of the Registrant (the "Trade Participants"). The Trade Participants each have the right to convert their Trade Conversion Notes in whole, or in part, into an aggregate of 29.35% of the new Common Stock of the Registrant, at any time between April 9, 2005 (the third anniversary of the Plan's effective date) and April 9, 2006 (the fourth anniversary of such date), subject to adjustments to reflect any prepayments made by the Company.

         o The Registrant entered into the Security Agreement, dated April 9, 2002, among William Kaye, as Collateral Trustee for the benefit of the Trade Participants and the General Unsecured Creditors, the Registrant and Factory Card Outlet of America Ltd., pursuant to which the Registrant and Factory Card Outlet of America Ltd. granted to the Collateral Trustee, as security for the Trade Conversion Notes, subordinated liens upon certain property of the Registrant and Factory Card Outlet of America Ltd.

         o The Registrant entered into the Subordination and Intercreditor Agreement among William Kaye, the Registrant, Factory Card Outlet of America Ltd. and Wells Fargo Retail Finance, LLC.

         o The Registrant and Factory Card Outlet of America Ltd. entered into five separate agreements with various trade vendors, each dated April 9, 2002, pursuant to which such trade vendors agreed to provide Factory Card Outlet of America Ltd. with


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                  favorable trade terms, including extended credit limits,
                  extended payment terms and seasonal advances.

Gary Rada, James D. Constantine and Timothy Gower, executive officers of the Registrant, entered into employment contracts with the Registrant.

On April 10, 2002, the Registrant announced its emergence from Chapter 11 and that the Plan had become effective.

A copy of the Registrant's press release, dated April 10, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Financial Statements
            --------------------
                  none.

(b)      Pro Forma Financial Information
         -------------------------------
         none.

(c)      Exhibits.
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         Exhibit 3.1        --     Certificate of Incorporation of Factory Card
                                   & Party Outlet Corp.

         Exhibit 3.2        --     Bylaws of Factory Card & Party Outlet Corp.

         Exhibit 4.1        --     Warrant Agreement, dated April 9, 2002,
                                   between Factory Card & Party Outlet Corp. and
                                   Wells Fargo Bank Minnesota, N.A.

         Exhibit 4.2        --     Form of New Management Warrant, dated April
                                   9, 2002.

         Exhibit 4.3        --     Schedule of New Management Warrants (pursuant
                                   to Instruction (b) of Item 601).

         Exhibit 4.4        --     Trade Conversion Note of Factory Card & Party
                                   Outlet Corp. and Factory Card Outlet of
                                   America Ltd., dated April 9, 2002, for the benefit of CSS INDUSTRIES, INC.

         Exhibit 4.5        --     Schedule of Trade Conversion Notes (pursuant
                                   to Instruction 2 of Item 601).

         Exhibit 4.6       --      Trade Conversion Agreement, dated as of April
                                   9, 2002, among Factory Card & Party Outlet
                                   Corp., Factory Card Outlet of America, Ltd.,
                                   Amscan, Inc., Creative Expressions Group,
                                   Inc., Images and Editions Limited, Unique
                                   Industries, Inc., CSS Industries, Inc., P.S.
                                   Greetings, Inc., and Maryland Plastics, Inc.


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

         Exhibit 10.1       --     Loan and Security Agreement, dated as of
                                   April 9, 2002, among Factory Card Outlet of
                                   America Ltd., as borrower, the lenders
                                   thereto and Wells Fargo Retail Finance, LLC, as arranger, collateral agent and administrative agent.

         Exhibit 10.2       --     Security Agreement, dated April 9, 2002,
                                   among Factory Card & Party Outlet Corp. and
                                   Factory Card Outlet of America Ltd. in favor of William Kaye, as Collateral Trustee.

         Exhibit 10.3       --     Form of Factory Card & Party Outlet Corp 2002
                                   Stock Incentive Plan.

         Exhibit 10.4       --     Trade Vendor Supply Agreement, dated
                                   April 9, 2002, between Factory Card &
                                   Party Outlet Corp., Factory Card Outlet
                                   of America, Ltd. and Maryland Plastics,
                                   Inc.

         Exhibit 10.5       --     Schedule of Trade Vendor Supply Agreements
                                   (pursuant to Instruction 2 of Item 601).

         Exhibit 10.6       --     Employment Agreement, dated as of April 8,
                                   2002, between Factory Card Outlet of America,
                                   Ltd. and James D. Constantine.

         Exhibit 10.7       --     Employment Agreement, dated as of April 8,
                                   2002, between Factory Card Outlet of America,
                                   Ltd. and Timothy F. Gower.

         Exhibit 10.8       --     Employment Agreement, dated as of April 8,
                                   2002, between Factory Card Outlet of America,
                                   Ltd. and Gary Rada.

         Exhibit 99.1       --     Press Release, dated April 10, 2002.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           FACTORY CARD & PARTY OUTLET CORP.


Date:  April 22, 2002                       By:/s/ James D. Constantine
                                               ------------------------
                                               James D. Constantine
                                               Executive Vice President and
                                               Chief Financial Officer







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

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

 3.1               Certificate of Incorporation of Factory Card & Party Outlet
                   Corp.

 3.2               Bylaws of Factory Card & Party Outlet Corp.

 4.1 Warrant Agreement, dated April 9, 2002, between Factory Card & Party Outlet Corp. and Wells Fargo Bank Minnesota, N.A.

 4.2               Form of New Management Warrant, dated April 9, 2002.

 4.3               Schedule of New Management Warrants (pursuant to Instruction
                   2 of Item 601).

 4.4               Trade Conversion Note of Factory Card & Party Outlet Corp.
                   and Factory Card Outlet of America Ltd., dated April 9, 2002, for the benefit of CSS INDUSTRIES, INC.

 4.5               Schedule of Trade Conversion Notes (pursuant to Instruction
                   2 of Item 601).

 4.6 Trade Conversion Agreement, dated as of April 9, 2002, among Factory Card & Party Outlet Corp., Factory Card Outlet of America, Ltd., Amscan, Inc., Creative Expressions Group, Inc., Images and Editions Limited, Unique Industries, Inc., CSS Industries, Inc., P.S. Greetings, Inc., and Maryland Plastics, Inc.

 10.1 Loan and Security Agreement, dated as of April 9, 2002, among Factory Card Outlet of America Ltd., as borrower, the lenders thereto and Wells Fargo Retail Finance, LLC, as arranger, collateral agent and administrative agent.

 10.2 Security Agreement, dated April 9, 2002, among Factory Card & Party Outlet Corp. and Factory Card Outlet of America Ltd. in favor of William Kaye, as Collateral Trustee.

 10.3              Form of Factory Card & Party Outlet Corp. 2002 Stock
                   Incentive Plan.


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

 10.4 Trade Vendor Supply Agreement, dated April 9, 2002, between Factory Card & Party Outlet Corp., Factory Card Outlet of America, Ltd. and Maryland Plastics, Inc.

 10.5 Schedule of Trade Vendor Supply Agreements (pursuant to Instruction 2 of Item 601).

 10.6 Employment Agreement, dated as of April 8, 2002, between Factory Card Outlet of America, Ltd. and James D. Constantine.

 10.7 Employment Agreement, dated as of April 8, 2002, between Factory Card Outlet of America, Ltd. and Timothy F. Gower.

 10.8 Employment Agreement, dated as of April 8, 2002, between Factory Card Outlet of America, Ltd. and Gary Rada.

 99.1              Press Release, dated April 10, 2002.





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